SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 8, 2006


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                   001-12233                13-3907058
--------------------------------------------------------------------------------
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: 1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01.      Regulation FD Disclosure.

     On November 8, 2006, Bexil Corporation (the "Company") sent a notice to participants of the Company Dividend Reinvestment Plan (the "Plan") that it will terminate the Plan effective December 12, 2006. A copy of the November 8, 2006 notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

          (c)  Exhibits.


               Exhibit No.   Description of Exhibit
               ==========    =================================================
                    99.1     Notice to Participants of Dividend
                             Reinvestment Plan

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     November 13, 2006                     /s/ John F. Ramirez
                                                -----------------
                                                John F. Ramirez
                                                Chief Compliance Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                                  Exhibit Description
--------------                                  -------------------

     99.1                               Notice to Participants of Dividend
                                        Reinvestment Plan

                               BEXIL CORPORATION

                              IMPORTANT NOTICE TO
                   PARTICIPANTS OF DIVIDEND REINVESTMENT PLAN


                     DIVIDEND REINVESTMENT PLAN TERMINATION


                                November 8, 2006


On November 8, 2006, the Board of Directors of Bexil Corporation (the "Company") deemed it advisable to terminate the Company Dividend Reinvestment Plan (the "Plan") effective December 12, 2006. Accordingly, the Company hereby notifies all participants of the Plan of the termination of the Plan. Pursuant to the Plan, American Stock Transfer & Trust Company, as agent under the Plan, will adjust any undivided fractional shares in participant accounts in cash at the opening market value of the shares on the effective date of termination.

We appreciate your understanding and your support. Thank you!

For more information on the termination of the Plan, please contact American Stock Transfer & Trust Company toll free at 1-800-278-4353.